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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                October 29, 2001
                Date of Report (Date of earliest event reported)

                             Macrovision Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                   000-22023                  77-0156161
(State or other jurisdiction of     (Commission              (I.R.S. employer
incorporation or organization)       File No.)            identification number)

                               1341 Orleans Drive
                           Sunnyvale, California 94089
          (Address of principal executive offices, including zip code)

                                 (408) 743-8600
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

On October 29, 2001 the Registrant issued a press release announcing that William A. Krepick, the Registrant's President and Chief Operating Officer, has been elected to act as Chief Executive Officer effective October 29, 2001, replacing Chief Executive Officer John O. Ryan. Mr. Ryan will continue to serve as the Registrant's Chairman. The contents of that press release, filed as
Exhibit 99.1 to this Form 8-K are incorporated by reference into this Item 5.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99.1 Press release dated October 29, 2001 about chief executive officer filed pursuant to Item 5.

Exhibit 99.2 Press release dated October 29, 2001 about third quarter results filed pursuant to Item 9.

Item 9. Regulation FD Disclosure.

      The registrant has issued a press release, dated October 29, 2001, concerning revenue and earnings estimates for 2001. The contents of that press release, filed as Exhibit 99.2 to this Form 8-K, are incorporated by reference into this Item 9.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Macrovision Corporation
                                            (Registrant)


Date: October 29, 2001                  By: /s/ Ian R. Halifax
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                                            Ian R. Halifax
                                            Vice President, Finance and
                                            Administration and Chief Financial
                                            Officer
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Exhibit Index

Exhibit 99.1 Press release dated October 29, 2001 about chief executive officer filed pursuant to Item 5.

Exhibit 99.2 Press release dated October 29, 2001 about third quarter results filed pursuant to Item 9.